EXHIBIT 10.35

***           Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission.  A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

[Letterhead of Consolidated Edison Company of New York, Inc.]

October 30, 2009

Via Fax and Federal Express

Public Energy Solutions, LLC
41 Honeck Street
Englewood, NJ 07631

Attention:  Frank Magnotti

Re:           Amendment of Demand Side Management Agreement

Gentlemen:

Reference is made to the Demand Side Management Agreement (the “Agreement”), dated as of February 6, 2008, as amended, between Consolidated Edison Company of New York, Inc. (“Con Edison”) and Public Energy Solutions, LLC (“Contractor”).  Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Agreement.

The following, when confirmed by you, shall serve to set forth our agreement to amend the Agreement, as follows:

1.
In Exhibit B, the chart containing the Contract Load Reduction Guaranty, LRCD and LRED and the Security B Amount and related payment date for each of the Electric Network Periods applicable to the East 13th Street Load Area shall be deleted and the following chart shall be substituted in lieu thereof:

	5/1/2010 LRCD to 4/30/2012 LRED	5/1/2011 LRCD to 4/30/2012 LRED	5/1/2012 LRCD to 4/30/2013 LRED

Load Areas/Networks (“Electric Network” as defined in the Agreement)
East 13th Street-Manhattan (Cooper Square /City Hall / Chelsea / Madison Square / Greeley Square / Kips Bay / Greenwich / Sheridan Square/ Canal / Park Place)	*** KW CLRG (Security B Amount of $*** due on or before 1/1/2010)	*** KW CLRG (Security B Amount of $*** due on or before 1/1/2011)	*** KW CLRG (Security B Amount of $*** due on or before 1/1/2012)

2.
Simultaneously with the execution of this letter agreement by Contractor, Contractor’s parent, Comverge Inc., shall execute and deliver to Con Edison a Guarantee in the form of Exhibit A hereto.  Such guarantee shall be in addition to, and not in lieu of, the Security A Amounts and the Security B Amounts required to be posted by PES pursuant to the DSM Agreement.

3.	Except as set forth above, the Agreement shall remain in full force and effect, without change or modification.

Please confirm your agreement to the foregoing by signing the enclosed copy of this letter and returning it to the undersigned.

Very truly yours,
CONSOLIDATED EDISON COMPANY OF NEW
     YORK, INC.

By:   /s/ John McMahon
    Print Name:  John McMahon
    Title:              Executive VP

CONFIRMED AND AGREED TO:

PUBLIC ENERGY SOLUTIONS, LLC

By:  /s/ Frank A. Magnotti

Print Name: Frank A. Magnotti

Title: President Public Energy Solutions LLC

Date: October 30, 2009

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